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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  October 8, 2004
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                               GLOBIX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-14168                  13-3781263
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

  139 Centre Street, New York, New York                             10013
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(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code:    (212) 334-8500
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 19, 2004, Globix Corporation ("Globix") announced its entry into an Agreement and Plan of Merger (the "merger agreement") with Neon Communications, Inc. ("NEON"), pursuant to which NEON will become a wholly owned subsidiary of Globix. On October 8, 2004, Globix adopted a first amendment to the merger agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

         The amendment changed the terms of the convertible preferred stock of Globix that will be issued to holders of NEON convertible preferred stock in the merger. Under the revised terms, dividends will accrue at a rate of 6% per annum, and holders will have the right to convert their preferred stock into shares of Globix common stock at a conversion price of $3.60 per share.

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES

         Pursuant to the terms of the merger agreement, on October 8, 2004, Globix agreed to exchange certain of its 11% Senior Notes due 2008 in an aggregate amount of $12.5 million in principal and accrued interest for an aggregate of 4,545,455 shares of Globix common stock, par value $0.01 per share, at a price of $2.75 per share. Each of the debt-for equity exchange transactions is to be effected at the time of the merger or at an earlier time mutually agreed upon by the parties.

         The terms and conditions of each debt-for-equity exchange transaction are set forth in securities exchange agreements entered into effective October 8, 2004, the form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. As described in footnote 1 to
Exhibit 10.2, the securities exchange agreements differ only with respect to the total value of debt exchanged and the number of shares to be issued.

         The debt-for-equity exchange transactions contemplated by the securities exchange agreements qualify for exemption from registration as private placement transactions pursuant to Section 4(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is neither an offer to exchange, nor the solicitation of an offer to exchange, any outstanding debt for equity.

ITEM 8.01         OTHER EVENTS

         On October 13, 2004, Globix issued a press release regarding the filing of a Registration Statement on Form S-4 with the Securities and Exchange Commission with respect to shares issuable in the merger. The press release also discussed the amendment of the merger agreement and the entry into the securities exchange agreements. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

NO.               EXHIBIT
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10.1              First Amendment to Agreement and Plan of Merger dated as of
                  October 8, 2004 by and between Globix Corporation and NEON
                  Communications, Inc. (incorporated by reference from Exhibit
                  2.2 to the Globix's Registration Statement on Form S-4
                  (Registration No. 333-119666)).

10.2 Form of Securities Exchange Agreement dated as of September 15, 2004, by and between Globix Corporation and certain investors.

99.1              Press Release dated October 13, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GLOBIX CORPORATION

                                                 By: /S/ ROBERT M. DENNERLEIN
                                                    ----------------------------
                                                 Name:  Robert M. Dennerlein
                                                 Title: Chief Financial Officer

Date:  October 13, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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10.1              First Amendment to Agreement and Plan of Merger dated as of
                  October 8, 2004 by and between Globix Corporation and NEON Communications, Inc. (incorporated by reference from Exhibit
                  2.2 to the Globix's Registration Statement on Form S-4 (Registration No. 333-119666)).

10.2 Form of Securities Exchange Agreement dated as of September 15, 2004, by and between Globix Corporation and certain investors.

99.1              Press Release dated October 13, 2004.

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